Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– 97.2%
Aerospace & Defense – 0.3%
Axon Enterprise Inc*	174,897	$21,430,129
Diversified Financial Services – 0.4%
Altimeter Growth Corp*	1,713,742	22,278,646
Electronic Equipment, Instruments & Components – 0.5%
Cognex Corp	400,147	32,125,802
Entertainment – 1.0%
Netflix Inc*	112,533	60,849,969
Equity Real Estate Investment Trusts (REITs) – 3.4%
American Tower Corp	278,799	62,579,224
Crown Castle International Corp	430,979	68,607,547
Equinix Inc	113,076	80,756,618
		211,943,389
Financial Institutions – 1.0%
Dragoneer Growth Opportunities Corp*,£	4,574,050	63,990,959
Information Technology Services – 11.0%
Adyen NV (144A)*	13,507	31,425,519
Fidelity National Information Services Inc	572,485	80,983,728
Global Payments Inc	126,445	27,238,782
Mastercard Inc	651,485	232,541,056
MongoDB Inc*	25,114	9,016,931
PayPal Holdings Inc*	137,857	32,286,109
Twilio Inc*	179,848	60,878,548
Visa Inc	806,243	176,349,531
Wix.com Ltd*	112,285	28,066,759
		678,786,963
Interactive Media & Services – 10.4%
Alphabet Inc - Class C*	103,726	181,715,505
Facebook Inc*	916,999	250,487,447
Match Group Inc*	340,680	51,507,409
Snap Inc*	1,276,502	63,914,455
Tencent Holdings Ltd	1,072,200	78,345,206
Twitter Inc*	228,849	12,392,173
		638,362,195
Internet & Direct Marketing Retail – 7.5%
Amazon.com Inc*	91,354	297,533,583
Booking Holdings Inc*	19,483	43,393,901
ContextLogic Inc - Class A*,#	1,345,593	24,543,616
DoorDash Inc - Class A*	39,429	5,628,490
JD Health International Inc (144A)*	301,300	5,829,958
JD.com Inc (ADR)*	154,485	13,579,232
MercadoLibre Inc*	42,333	70,917,088
		461,425,868
Leisure Products – 0.4%
Peloton Interactive Inc - Class A*	162,693	24,683,782
Media – 0.4%
Liberty Broadband Corp*	138,711	21,967,661
Professional Services – 0.9%
CoStar Group Inc*	60,807	56,202,694
Road & Rail – 0.5%
Uber Technologies Inc*	564,675	28,798,425
Semiconductor & Semiconductor Equipment – 20.1%
Advanced Micro Devices Inc*	191,932	17,602,084
ASML Holding NV	434,727	210,060,080
KLA Corp	246,938	63,934,718
Lam Research Corp	386,284	182,430,345
Microchip Technology Inc	447,885	61,857,397
NVIDIA Corp	302,639	158,038,086
Taiwan Semiconductor Manufacturing Co Ltd	15,613,000	293,245,703
Texas Instruments Inc	1,201,355	197,178,396
Xilinx Inc	359,696	50,994,102
		1,235,340,911
Software – 30.5%
Adobe Inc*	453,508	226,808,421
Atlassian Corp PLC*	273,073	63,863,583
Autodesk Inc*	202,532	61,841,121
Avalara Inc*	225,363	37,160,105
Bill.com Holdings Inc*	73,842	10,079,433
Cadence Design Systems Inc*	826,508	112,760,486

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Ceridian HCM Holding Inc*	405,803	$43,242,368
Constellation Software Inc/Canada	20,517	26,646,468
Dynatrace Inc*	894,694	38,713,409
Guidewire Software Inc*	147,301	18,962,058
HubSpot Inc*	22,192	8,797,796
Intuit Inc	65,885	25,026,417
JFrog Inc*,#	44,328	2,785,128
Microsoft Corp	2,551,285	567,456,810
Nice Ltd (ADR)*	155,846	44,188,575
Paylocity Holding Corp*	45,854	9,441,797
RingCentral Inc*	124,843	47,311,752
SailPoint Technologies Holding Inc*	537,853	28,635,294
salesforce.com Inc*	740,154	164,706,470
ServiceNow Inc*	25,654	14,120,731
Splunk Inc*	109,010	18,519,709
Topicus.com Inc*,¢	38,157	0
Tyler Technologies Inc*	84,301	36,799,073
Workday Inc*	547,691	131,232,241
Zendesk Inc*	963,440	137,887,533
		1,876,986,778
Technology Hardware, Storage & Peripherals – 7.9%
Apple Inc	3,687,262	489,262,795
Wireless Telecommunication Services – 1.0%
T-Mobile US Inc*	470,546	63,453,128
Total Common Stocks (cost $3,137,879,862)		5,987,890,094
Preferred Stocks– 0.2%
Professional Services – 0.2%
Apartment List Inc PP*,¢,§	3,783,673	13,821,757
Software – 0%
Magic Leap Inc - Series D*,¢,§	339,269	232,874
Total Preferred Stocks (cost $22,982,020)		14,054,631
Investment Companies– 2.6%
Money Markets – 2.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $159,309,036)	159,297,491	159,313,421
Investments Purchased with Cash Collateral from Securities Lending– 0.4%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº,£	16,287,488	16,287,488
Time Deposits – 0.1%
Canadian Imperial Bank of Commerce, 0.0800%, 1/4/21	$4,071,872	4,071,872
Total Investments Purchased with Cash Collateral from Securities Lending (cost $20,359,360)		20,359,360
Total Investments (total cost $3,340,530,278) – 100.4%		6,181,617,506
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(22,503,031)
Net Assets – 100%		$6,159,114,475

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$5,312,664,207	85.9%
Taiwan	293,245,703	4.8
Netherlands	241,485,599	3.9
China	97,754,396	1.6
Israel	75,040,462	1.2
Argentina	70,917,088	1.2
Australia	63,863,583	1.0
Canada	26,646,468	0.4

Total	$6,181,617,506	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/20
Common Stocks - 1.0%
Financial Institutions - 1.0%
Dragoneer Growth Opportunities Corp*	$-	$-	$7,958,846	$63,990,959
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	41,382	(3,580)	-	159,313,421
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	74,324∆	-	-	16,287,488
Total Affiliated Investments - 3.9%	$115,706	$(3,580)	$7,958,846	$239,591,868

(1) For securities that were affiliated for a portion of the period ended December 31, 2020, this column reflects amounts for the entire period ended December 31, 2020 and not just the period in which the security was affiliated.

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Common Stocks - 1.0%
Financial Institutions - 1.0%
Dragoneer Growth Opportunities Corp*	56,032,113	-	-	63,990,959
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	183,716,029	351,467,388	(375,866,416)	159,313,421
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	8,532,308	103,000,408	(95,245,228)	16,287,488

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $37,255,477, which represents 0.6% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

#	Loaned security; a portion of the security is on loan at December 31, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of December 31, 2020)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apartment List Inc PP	11/2/20	$13,821,757	$13,821,757	0.2%
Magic Leap Inc - Series D	10/5/17	9,160,263	232,874	0.0
Total		$22,982,020	$14,054,631	0.2%

The Fund has registration rights for certain restricted securities held as of December 31, 2020. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Information Technology Services	$647,361,444	$31,425,519	$-
Interactive Media & Services	560,016,989	78,345,206	-
Semiconductor & Semiconductor Equipment	732,035,128	503,305,783	-
Software	1,876,986,778	-	0
All Other	1,558,413,247	-	-
Preferred Stocks	-	-	14,054,631
Investment Companies	-	159,313,421	-
Investments Purchased with Cash Collateral from Securities Lending	-	20,359,360	-
Total Assets	$5,374,813,586	$792,749,289	$14,054,631

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2020.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70236 02-21